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                   REGISTRATION AND EXCHANGE RIGHTS AGREEMENT


     This REGISTRATION AND EXCHANGE RIGHTS AGREEMENT is dated as of December 15, 1993, among Ticketmaster Holdings Group, Ltd., an Illinois corporation (the "Company"), HG, Inc., a Delaware corporation ("HG"), and the other signatories to this agreement (collectively, together with HG, referred to herein as the "Shareholders").

                                 R E C I T A L S

     A. Pursuant to a Subscription Agreement dated as of November 20, 1993, as amended (the "Subscription Agreement"), the Company is selling to Paul Allen ("Allen") shares of its common stock which (when added to the shares being concurrently issued by the Company to Fredric D. Rosen pursuant to the Movie Tix Agreement) will equal 79.9% of the Company's outstanding capital stock.

     B.   The Shareholders collectively own 45,931,215 shares of Common Stock.

     C. The parties hereto desire to set forth the respective rights of the Company, HG, and the Shareholders with respect to the registration of shares of Common Stock owned by the Shareholders.

     In consideration of the foregoing recitals and the mutual promises contained herein, the parties hereto agree as follows:

1.   DEFINITIONS.

     As used in this Agreement, the following capitalized terms shall have the following meanings:

          COMMON STOCK: The term Common Stock shall mean all shares now or hereafter authorized of any class of common stock of the Company, and any equity securities of the Company, howsoever designated, which has the right (subject always to prior rights of any class or series of preferred shares) to participate in the distribution of the assets and the earnings of the Company without limit as to per share amount.

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

          HOLDER: Each of the Shareholders and their respective permitted assignees.



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          HOLDERS' REPRESENTATIVE:  HG or such other Person  as shall be appointed such by written consent of the Holders in accordance with Section 12.

          PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government, or political subdivision thereof or agency.

          PROSPECTUS: The definitive prospectus included in any Registration Statement (as hereinafter defined), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          REGISTRABLE SECURITIES: Those shares of the Company's Common Stock owned of record by the Shareholders on the date hereof (plus any shares received from the Company with respect to or in replacement of such shares by reason of splits, dividends and recapitalizations and other changes in the Company's capital structure) but excluding any shares which have ceased to be "Restricted Securities." Shares are no longer "Restricted Securities" when (i) they have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering such shares, or (ii) they have been distributed to the public pursuant to Rule 144 or other comparable provision under the Securities Act ("Rule 144").

          REGISTRATION EXPENSES:  See Section 6 hereof.

          REGISTRATION STATEMENT: Any registration statement of the Company filed under the Securities Act which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          SEC:  The Securities and Exchange Commission.

          SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

          SELLING HOLDERS: Holders of Registrable Securities who seek to sell such securities under any Registration Statement.


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2.   REGISTRATION RIGHTS.

     2.1  REGISTRATION UPON REQUEST.

          (a) At any time after the earlier to occur of (i) three years after the date hereof, (ii) 180 days (or such shorter period of time as provided for in the applicable underwriting agreement) after the effective date of a Registration Statement under the Securities Act respecting the initial public offering of Common Stock of the Company (the "IPO") or (iii) the date upon which such Common Stock is registered under Section 12 of the Exchange Act, the Holders' Representative may request by written notice to the Company that the Company effect the registration under the Securities Act of a number of Registrable Securities at least equal to 5% of the Shares of the Common Stock issued and outstanding on the date hereof, stating the intended method of disposition of such shares. The registration rights contemplated by this
Section 2.1 may be exercised only twice during the term of this Agreement; provided, however, the request for registration shall not be deemed made if either (i) the Registration Statement does not become effective under the Securities Act or a stop order, injunction or other order interferes or prevents the contemplated method of distribution, (ii) the number of Registrable Securities requested to be included in the registration are reduced by virtue of
Section 2.1(c) or (iii) the Registration Statement includes shares owned by Allen pursuant to Section 2.1(c), and Allen exercises his right under Section 8 hereof to designate the managing underwriter. The registration rights contemplated by this Section 2.1 cease to be exercisable once Holders, in the aggregate, own less than 5% of the Common Stock issued and outstanding on the date hereof.

          (b) Upon receipt of such request, the Company shall, as expeditiously as possible, prepare and file a Registration Statement with the SEC on an appropriate form under the Securities Act with respect to all of the Registrable Securities that Holders of such securities have requested that the Company register, and use its best efforts to cause such Registration Statement to become effective.

          (c) In connection with any Registration Statement filed in response to such request, the Company, at its option, may include a primary offering of additional shares of its Common Stock and/or may include shares to be sold by other shareholders of the Company, including Allen; provided that if the managing underwriter of such offering determines in good faith that the number of shares otherwise to be included in the Registration Statement is such that the success of the underwritten offering would be materially and adversely affected and, accordingly, the total number of shares to be included in the Registration Statement is reduced to the amount recommended by such underwriter, the reduction shall be pro rata as


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to all shares designated for registration, including shares to be offered by the
Company or sold by other shareholders.

     2.2  INCIDENTAL REGISTRATION.

          (a) If at any time after the earlier to occur of (i) three years from the date hereof, (ii) 180 days after the effective date of a Registration Statement under the Securities Act respecting the initial public offering of its Common Stock (or such shorter period of time as may be specified in the applicable underwriting agreement respecting such IPO) or (iii) the date upon which such Common Stock is registered under Section 12 of the Exchange Act, the Company proposes to register its Common Stock or if any other shareholder is being afforded an opportunity to register shares of Common Stock under the Securities Act (except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Securities Act for the same purposes), it will at each such time give written notice to the Holders' Representative as provided in Section 13.5 hereof of its intention to do so. Within 20 days after receipt of such notice, the Holders' Representative may request that the Company register all or part of the Registrable Securities (but not less than 2% of the shares of the Common Stock issued and outstanding on the date hereof), stating in such request the intended method of distribution of such securities (the "Designated Securities"). Upon receipt of such request, the Company shall use its best efforts to effect the registration of the Designated Securities by including the Designated Securities in such registration statement. The registration rights contemplated by this Section
2.2 shall terminate once Holders, in the aggregate own less than 5% of the Common Stock issued and outstanding on the date hereof.

          (b) In the event that securities of the same class as the Registrable Securities are being registered by the Company in such Registration Statement and such securities as well as any of the Designated Securities are to be distributed in an underwritten offering, such Designated Securities shall be included in such underwritten offering on the same terms and conditions as the securities being issued by the Company for distribution pursuant to such underwritten offering; PROVIDED, HOWEVER, that if the managing underwriter of such underwritten offering reasonably determines in good faith and delivers to the Holders' Representative a written opinion that the inclusion in such underwritten offering of all the Designated Securities that the Holders indicated were to be distributed pursuant to an underwritten offering would materially and adversely affect the success of such underwritten offering, then the number of Designated Securities to be included in the Registration Statement shall be reduced to the amount recommended in good faith by and set forth in the opinion of such managing underwriter; PROVIDED, FURTHER, that as to the Holders such


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

reduction shall be pro rata with respect to the Designated Securities with other Persons holding contractual registration rights in such underwritten offering.


          (c) No registration effected under this Section 2.2 shall relieve the Company of its obligations to effect registrations at the request of the Holders' Representatives under Section 2.1.

3.   HOLD-BACK AGREEMENTS.

     3.1 RESTRICTIONS ON PUBLIC SALE BY HOLDERS. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, during the 90-day period beginning on the closing date with respect to an initial public offering (and 60 days as to any subsequent offering), of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the managing underwriters.

     3.2 RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees not to effect any public sale or distribution of its Common Stock, including a sale pursuant to Regulation D under the Securities Act, during the 90-day period beginning on, the closing date of an underwritten offering made pursuant to a Registration Statement filed under Section 2 hereof to the extent timely notified in writing by the managing underwriters (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms).

4.   REGISTRATION PROCEDURES.

     In connection with the Company's registration obligations pursuant to
Section 2 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

     4.1 PREPARATION OF REGISTRATION STATEMENT. Prepare and file with the SEC, within the time periods specified in Section 2, a Registration Statement on such form as may be appropriate under the Securities Act, and use its best efforts to cause such Registration Statement to become effective.

     4.2 MAINTAINING EFFECTIVENESS. Prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for a period of not


                                       -5-
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more than 180 days, or such shorter period which will terminate when all
Registrable Securities covered by such Registration Statement have been sold.

     4.3 NOTIFICATION. Notify the Selling Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

     4.4 STOP ORDERS. Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the qualification of any Registrable Securities for sale in any jurisdiction at the earliest possible moment.

     4.5 CONSULTATION WITH HOLDERS. Prior to the filing of any Registration Statement or amendment thereto, provide copies of such document to the Selling Holders and to the managing underwriters, if any, make Company's representatives and Company's counsel available for discussion of such document and make such changes in such document relating to the Selling Holders prior to the filing thereof as such Selling Holders, counsel for such Selling Holders, or underwriters may reasonably request.

     4.6 COPIES OF REGISTRATION STATEMENTS. Furnish to each Selling Holder and each managing underwriter, if any, without charge, at least one originally executed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

     4.7 PROSPECTUSES. Deliver to each Selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any


                                       -6-
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amendment or supplement thereto as such Persons may reasonably request so long as the Registration Statement to which such Prospectus or any amendment or supplement thereto relates is effective.

     4.8 BLUE SKY LAWS. Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Selling Holder or underwriter reasonably requests, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject.

     4.9 AMENDMENTS UPON CHANGES. Upon the occurrence of any event contemplated by Sections 4.3(ii), (iii) or (iv) or 4.4 above, prepare, as promptly as practicable, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     4.10 UNDERWRITING AGREEMENTS. Enter into such customary agreements (including an underwriting agreement) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities.

     4.11 COMPLIANCE WITH LAWS; SECTION 11(A). Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of each 12-month period (or within 90 days after the end of a fiscal year.

5.   SELLING HOLDERS' OBLIGATIONS.

     5.1 PROVISION OF INFORMATION. The Company may require each Selling Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities by, and


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such other information relevant to, the Selling Holder for inclusion in such
Registration Statement, as the Company may from time to time reasonably request in writing. Failure to comply with this requirement shall excuse the Company from any further obligation to a Selling Holder to include his or its shares in that Registration Statement.

     5.2 DISCONTINUED USE OF PROSPECTUS. Each Holder of Registrable Securities agrees by execution of this Agreement that, upon receipt of any written notice from the Company of the happening of any event of the kind described in clauses
(ii), (iii) or (iv) of Section 4.3 or Section 4.4 hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4.9 hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in
Section 4.2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder shall have received the copies of the supplemental or amended Prospectus contemplated by Section 4.9 hereof or the Advice.

6.   REGISTRATION EXPENSES.

     The Company shall bear all expenses other than Selling Holder Expenses (defined below) incurred in connection with any Registration Statement, including without limitation all registration and filing fees, fees with respect to any filings required to be made with the National Association of Securities Dealers, listing fees relative to any stock exchange or national market system, fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and expenses of counsel for the underwriters in connection therewith), printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent public accountants of the Company and all reasonable fees and expenses of counsel to the underwriters in connection with state securities or blue sky matters. Each Selling Holder shall bear his or its pro rata share of any Selling Holder Expenses. "Selling Holder Expenses" shall consist of and be limited to (i) Selling Holder's legal costs, including the fees and expenses of any counsel selected by the Selling Holder to represent him or it, and (ii) the proportionate


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share of brokerage or underwriting commissions attributable to Selling Holders'
shares.

7.   INDEMNIFICATION.

     7.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, each Person who controls any such Holder (within the meaning of the Securities Act or the Exchange Act) (a "controlling person"), and each officer, director, employee and agent of each Holder and each controlling person and each underwriter or selling agent (the "indemnified parties") from and against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as (i) the same are caused by or contained in any information furnished in writing to the Company by such Selling Holder, expressly for use therein, (ii) the Company has advised the Holders' Representative in writing of a Section 4.3(iv) event and the Holder has sold Registrable Securities notwithstanding receipt of such notice prior to receipt of a supplement or amended Prospectus pursuant to Section 4.9 herein, or (iii) the same are caused by such Holder's failure, where required, to deliver a copy of the Registration Statement or Prospectus after the Company has furnished such Holder with a sufficient number of copies of the same; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such Holder. The indemnity provided herein shall remain in full force and effect


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regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of Registrable Securities by the Selling Holder.

     7.2 INDEMNIFICATION BY HOLDERS. In connection with the Registration Statements hereunder, each Selling Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests relative to such Holder and the plan of distribution for use in connection with the Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and each director, officer, employee and agent of each such Person from and against any losses, claims, damages, liabilities and expenses caused by any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event, however, shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be obligated to give to, and shall be entitled to receive from, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution customary indemnities.

     7.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims or such Person may have separate or additional defenses (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right


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to assume the defense of such claim on behalf of such Person).  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one principal and one local counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     7.4  CONTRIBUTION.  If the indemnification provided for in Sections 7.1 or
7.2 is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the underwriters on the other hand, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the underwriters on the other hand from the offering of all of the securities sold in the offering, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of

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the underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other hand, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holders' obligations to contribute pursuant to this Section 7.4 are several in proportion to the proceeds of the offering received by each Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

8.   SELECTION OF UNDERWRITERS.

     In connection with any request for registration under Section 2.1 hereof, the Company shall be entitled to select the managing underwriter if it is the initial public offering of the Common

Stock or if it is also registering shares on its own behalf. If Allen elects to include shares of Common Stock owned by him or his Affiliates in a registration effected under Section 2.1, he shall be entitled to select the managing underwriter, subject to the provisions of Section 2.1(a). In either such event, the Selling Holders shall be entitled to select the co-managing underwriter. If the Registration Statement covers only shares being sold by the Selling Holders, then (unless it is the initial public offering of the Company's Common Stock) the Selling Holders shall be entitled to select the managing underwriter, subject to approval by the Company, which approval shall not be unreasonably withheld. In connection with any registration under Section 2.2, the Selling Holders shall have no right to select underwriters.

9.   RULE 144.

     The Company covenants that, after it has filed a registration pursuant to
Section 12 of the Exchange Act or a registration statement under the Securities Act becomes effective, it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as may be reasonably and customarily requested by any Holder of Registrable Securities, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

10.  EXCHANGE NOTES.

     10.1 RIGHT TO EXCHANGE. If the Holders have made a proper demand for registration under Section 2.1 of this Agreement prior to the IPO and the Company has not caused a registration statement relating to the shares subject to such demand to be filed with the SEC under the Securities Act within 90 days following such demand, the Holders may by written notice to the Company, require the Company to exchange such shares for notes of the Company (the "Exchange Notes") having the terms and conditions provided in Schedule A hereto and such additional terms and conditions as are customary for such securities and not inconsistent with the foregoing. Any such notice may be delivered by the Holders only once and may no longer be given if, prior to such notice, the Company has caused the shares to be registered under the Securities Act.

     10.2 ISSUANCE OF EXCHANGE NOTES. Upon receipt of any such notice for Exchange Notes, the Company shall forthwith, upon surrender of the shares, issue Exchange Notes having an aggregate principal amount equal to the fair market value of the shares so surrendered. For purposes of this Agreement, "fair market value" shall be determined without discount for illiquidity or minority status by agreement of the parties, or if the parties are unable to agree on fair market value, by a nationally recognized investment banking firm selected by the parties. If the parties are unable to agree on the investment banking firm to be used for such evaluation, then each of the parties (the Company on the one hand and the Holders acting through the Holders' Representative on the other hand) shall each select a nationally recognized investment banking firm which firms shall in turn select a third investment banking firm, which firm shall establish the fair market value of the shares.

11.  TERMINATION.

     The Holders shall have no further rights under this Agreement at any time after the time as the Holders collectively fail to own Registrable Securities of an amount at least equal to 5% of the issued and outstanding Common Stock of the Company on the date hereof.

12.  HOLDERS' REPRESENTATIVE.

     Each of the Holders, by execution of this Agreement or by acquisition of the shares, hereby appoints HG, Inc. as its representative to make and receive all notices, requests, demands and communications to or from the Company with respect to all matters relating hereto, with the same force and effect as if given or received personally by or to each Holder. If at any time HG, Inc. resigns or otherwise is unavailable to act as the Holders' Representative, a successor Holders' Representative may be appointed by the written consent of Holders then owning more than 50% of the remaining registrable securities. Except as provided herein, no other Holder may act with respect to this Agreement other than through the Holders' Representative. Holders' Representative hereby agrees to use its reasonable best efforts to distribute or convey, as the case may be, promptly to each of the Holders all notices, requests, demands and communications to or from the Company made or received by Holders' Representative hereunder.


13.  MISCELLANEOUS.

     13.1 REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

     13.2 NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or limits or impairs the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into and is not still bound by any agreement with respect to its securities granting any registration rights to any Person.

     13.3 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     13.4 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the number of outstanding Registrable Securities.

     13.5 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, air courier guaranteeing overnight delivery, telex or telecopier:

          (a) if to a Holder, to the Holders' Representative at the most current address given by it to the Company in accordance with the provisions of this Section 13.5, which address initially is the address set forth beneath HG's name on the signature page of this Agreement; and

          (b) if to the Company, initially at the address set forth on the signature page of this Agreement as the address of the Company and thereafter at such other address, notice of which is given to the Holders' Representative in accordance with the provisions of this Section 13.5.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     13.6 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns, heirs, beneficiaries and personal representatives of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

     13.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     13.8 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     13.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois regardless of the choice of law provisions of Illinois or any other jurisdiction.

    13.10 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

    13.11 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities now or hereafter owned by the Stockholders. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    13.12 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover, and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             THE COMPANY:

                             TICKETMASTER HOLDINGS GROUP, LTD.
                             6th Floor
                             3701 Wilshire Blvd.
                             Los Angeles, California 90010

                             By:_________________________
                                Name:____________________
                                Its: ____________________


                             SHAREHOLDERS:

                             HG, INC.
                             200 West Madison, 38th Floor
                             Chicago, Illinois  60606

                             By:_________________________
                                Name:____________________
                                Its: ____________________


                             WELLS FARGO & COMPANY
     444 Market Street
     17th Floor
     San Francisco, CA   94164


                             By:_________________________
                                Name:____________________
                                Its: ____________________


                             _____________________________
                             RICHARD L. SCHULZE
                             200 West Madison, 38th Floor
                             Chicago, Illinois  60606


                             _____________________________
                             HAROLD S. HANDELSMAN
                             200 West Madison, 38th Floor
                             Chicago, Illinois  60606

                             ROCKWOOD & CO.
                             200 West Madison, 38th Floor
                             Chicago, Illinois  60606

                             By:_________________________
                                Name:____________________
                                Its: ____________________


                             _____________________________
                             FREDRIC ROSEN
                             3701 Wilshire Boulevard
                             6th Floor
                             Los Angeles, California  90010

                                   SCHEDULE A

                        TICKETMASTER HOLDINGS GROUP, LTD.
                        SENIOR NOTES ISSUABLE IN EXCHANGE
                           FOR REGISTRABLE SECURITIES


ISSUE:              Senior Notes

ISSUER:             Ticketmaster Holdings Group, Ltd.

PRINCIPAL AMOUNT:   The appraised value of the Registrable Securities as defined in the Registration and Exchange Rights Agreement being exchanged for Senior Notes as determined by a recognized national investment banking firm acceptable to Ticketmaster
                    Holdings Group, Ltd. and HG, Inc. ("Banker").

COUPON: Rate to be determined by Banker based on comparable quality securities.

ISSUE PRICE:        100% of principal amount.

RANKING: The Notes will rank senior to all existing and future Indebtedness of Ticketmaster Holdings Group, Ltd.

All other provisions, including mandatory redemption, optional redemption, change of control, affirmative covenants, negative covenants and events of default shall be determined by the Banker based on comparable securities.







                                       -2-